Exhibit 10.1

No.:xxxxxxxxxxxxxx

Working Capital Loan Contract

Contract Version No.: SPDB202406

Working Capital Loan Contract

Working Capital Loan Contract

Borrower:	GLOBAL Technology, Inc.

Principal Business Address:	No. 88 Qiushi Road, Wangchun Industrial Park, Haishu District, Ningbo

Contact:	Li, Haiying	Tel.:	13755236244

Fax:	/	Email:	/

Lender:	Shanghai Pudong Development Bank Co., Ltd. Ningbo Branch

Principal Business Address:	No. 21 Jiangxia Street, Haishu District, Ningbo

Contact:	Xu, Yihong	Tel.:	0574-86886053

WHEREAS:

The Borrower, to meet its working capital need, applies to the Lender for a working capital loan; and upon review, the Lender agrees to grant the loan to the Borrower under the terms and conditions contained herein. NOW, THEREFORE, to define their respective rights and obligations, the parties, in accordance with applicable laws, regulations, and rules of the People’s Republic of China, hereby enter into this Contract through friendly negotiation for mutual compliance.

Meanwhile, the Borrower and the Lender acknowledge the following paramount clause:

1.	(Please tick (✓) the box before the selected items and cross (✗) the box before the unselected items)

☒	This Contract is executed as a subsidiary financing document of the Financing Credit Line Agreement (No. ____/_____) (hereinafter referred to as the “Financing Credit Line Agreement”). Upon execution of this Contract, all terms and conditions contained herein shall be incorporated into and made a part of the Financing Credit Line Agreement (if the Borrower has executed a Financing Credit Line Agreement, this item shall be selected, with the Financing Credit Line Agreement number being indicated).

☑	This Contract constitutes an independent credit facility document between the Borrower and the Lender (if the Borrower and the Lender have not executed a Financing Credit Line Agreement, this item shall be selected).

2.	(If the loan hereunder is used to refinance an existing loan or renew an outstanding loan, this box must be ticked (✓).)

☒	All security providers have understood that the loan under this Contract is used to repay the loan under the original contract titled __________/____________
(Date of execution: __/__/____, Contract No.: ____/__________).

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Working Capital Loan Contract

Part I Commercial Terms

1.	Type of the loan: ☑ Short-term working capital loan ☒ Medium-term working capital loan

2.	The amount of the loan under this Contract is RMB (currency) Eighty-Two Million only (amount in words).

3.	The specific purposes of the loan under this Contract are: refinancing loans from other banks and paying for goods ___________/______________.

4.	The term of the loan hereunder is (please tick (✓)the box before the selected item and cross (✗) the box before the unselected item):

☑	From July 18, 2025 to July 18, 2026;

☒	____/____ year(s) (or _____/_______ month(s)) from the first drawdown date.

The actual drawdown date and repayment date shall be the dates indicated on the loan receipt (loan voucher) between the Lender and the Borrower. The last repayment date shall not be later than the loan term agreed herein. The loan receipt (loan voucher) serves as an integral part of this Contract.

5.	The interest rate for the loan hereunder is as follows (please tick (✓) the box before the selected items and cross (✗) the box before the unselected items):

☑	(1) Interest rate for RMB loans

The interest rate for each disbursement hereunder shall be the 12-month (term) loan prime rate (LPR) published by the National Inter-bank Funding Center (“NIFC”) at the end of the day preceding the actual disbursement date ☒ plus ☑ minus 40 basis points (BPS). If the calculated interest rate is less than 0%, 0% shall apply. (The LPR is an annual interest rate, which is available on the website of the NIFC or the People’s Bank of China (“PBC”)).

If the LPR is adjusted during the loan term after each disbursement of the loan hereunder, the loan interest rate shall be adjusted in the following way (please tick (✓)the box before the selected items and cross (✗) the box before the unselected items):

☑	The interest rate is fixed and will not be adjusted.

☒	The interest rate shall be adjusted from the interest rate adjustment date, which shall be calculated based on the LPR for loans of the above agreed term published by the NIFC at the end of the day preceding the interest rate adjustment date, with the above agreed BPS and calculation method kept unchanged. The specific interest rate adjustment date is as follows (please tick (✓) the box before the selected items and cross (✗) the box before the unselected items):

☒	The interest rate shall be adjusted on an annual basis on the date corresponding to the actual disbursement date in the corresponding month of the following calendar year, or in the absence of such a corresponding date, the last day of the corresponding month in the following calendar year.

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Working Capital Loan Contract

☒	The interest rate shall be adjusted on an annual basis on January 1 of each year.

☒	The interest rate shall be adjusted on the basis of the interest settlement date on the date following the interest settlement date.

☒	The interest rate shall be adjusted on a quarterly basis on the _________ day of the last month of each quarter.

☒	The interest rate shall be adjusted on a monthly basis on the _______ day of each month.

☒	Other (specific interest rate adjustment date) as agreed: ____________________________.

☒	(2) Interest rate for foreign currency loans

☒	1) The interest rate for each disbursement hereunder shall be the ____/____ (year/month/week) (“Benchmark Interest Rate Term”) __________ (CME TERM SOFR/EURIBOR/SONIA/TONA/SARON, etc.) published by the Lender on the actual disbursement date ☒ plus ☒ minus _______ BPS (“Spread”, with the Spread ≥0). If the benchmark interest rate is less than 0%, 0% shall apply.

Upon each disbursement of the loan hereunder, the interest rate shall be adjusted in the following way during the loan term (please tick (✓) the box before the selected items and cross (✗) the box before the unselected items):

☒	From each disbursement date, the interest rate shall be the latest foreign currency benchmark interest rate for loans of the agreed Benchmark Interest Rate Term over the same period published on the corresponding date, ☒ plus ☒ minus the agreed Spread. If the benchmark interest rate is less than 0%, 0% shall apply.

☒	The interest rate is fixed and will not be adjusted.

☒	2) The interest rate for foreign currency loans under this Contract shall be subject to the Supplementary Foreign Currency Interest Rate Agreement separately executed by the parties hereto.

☒	3) The interest rate for each disbursement hereunder is _______%. The interest rate is fixed and will not be adjusted.

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Working Capital Loan Contract

6.	The interest on the loan hereunder shall be settled in the following way (please tick (✓) the box before the selected items and cross (✗) the box before the unselected items):

☑	The interest shall be settled on a monthly basis on the twentieth (20th) day of each month.

☒	The interest shall be settled on a quarterly basis on the twentieth (20th) day of the last month of each quarter.

☒	Other: __________________.

The interest shall be paid in full together with each repayment of the principal hereunder.

7.	The default interest rate hereunder is as follows:

(1)	The default interest rate for overdue loans hereunder shall be the applicable interest rate on the date when default interest begins to accrue plus 30%.

(2)	The default interest rate for misappropriated loan proceeds that are not used for the purposes agreed herein shall be the applicable interest rate on the date when default interest begins to accrue plus 50%.

If the loan is denominated in a foreign currency, and the default interest rate is otherwise provided in the Supplementary Foreign Currency Interest Rate Agreement or the Foreign Currency Interest Rate Amendment Agreement executed by and between the parties hereto, such provision shall apply.

8.	The drawdown period of the loan hereunder is from July 18 , 2025 to July 18 , 2025. The first drawdown shall be made before July 18, 2025.

9.	The drawdown schedule of the loan hereunder is as follows (please tick (✓) the box before the selected items and cross (✗) the box before the unselected items):

☑	The drawdown schedule is shown in the table below:

No.	Drawdown Date	Drawdown Amount
1	July 18, 2025	RMB Eighty-Two Million only (amount in words)
2	MM/DD/YYYY	(amount in words)
3	MM/DD/YYYY	(amount in words)
4	MM/DD/YYYY	(amount in words)
5	MM/DD/YYYY	(amount in words)
6	MM/DD/YYYY	(amount in words)
☒	Other agreements on the drawdown schedule: ______________________________________________ _________________________________________________________________________________.

10.	The repayment schedule of the loan hereunder is as follows (please tick (✓) the box before the selected items and cross (✗) the box before the unselected items):

☑	The repayment schedule is shown in the table below:

No.	Repayment Date	Repayment Amount
1	July 18, 2026	RMB Eighty-Two Million only (amount in words)
2	MM/DD/YYYY	(amount in words)
3	MM/DD/YYYY	(amount in words)
4	MM/DD/YYYY	(amount in words)
5	MM/DD/YYYY	(amount in words)
6	MM/DD/YYYY	(amount in words)

☒	Other agreements on the repayment schedule: ___________________________________________________________________
______________________________________________________________________________________________________.

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Working Capital Loan Contract

11.	Liquidated damages for prepayment: equal to 0 ％ of the actual total prepayment amount or RMB (currency) Zero only (in words).

12.	The principal of the loan prepaid shall not be less than RMB (currency) Five Million only (in words).

13.	Account opening (for RMB loans, please tick (✓) the box before the selected item; for foreign currency loans, please select the special account mode, and cross (✗) the box before the unselected item):

☑	Non-special account mode:

(1)	Information on the general settlement account opened by the Borrower with the Lender is as follows:

Bank Name: Shanghai Pudong Development Bank Ningbo Beilun Sub-Branch

Account Name: GLOBAL Technology, Inc.

Account No.: xxxxxxxxxxxxxxxxxxxx

(2)	Information on the revenue collection account opened by the Borrower with the Lender is as follows:

Bank Name: Shanghai Pudong Development Bank Ningbo Beilun Sub-Branch

Account Name: GLOBAL Technology, Inc.

Account No.: xxxxxxxxxxxxxxxxxxxx

☒	Special account mode:

(1)	Information on the special account for working capital loan disbursement opened by the Borrower with the Lender is as follows:

Bank Name: ___________/___________

Account Name: ___________/___________

Account No.: ___________/___________

This account shall not be concurrently used as a special account for fixed asset loans.

(2)	Information on the general settlement account opened by the Borrower with the Lender is as follows:

Bank Name: ___________/___________

Account Name: ___________/___________

Account No.: ___________/___________

(3)	Information on the revenue collection account opened by the Borrower with the Lender is as follows:

Bank Name: ___________/___________

Account Name: ___________/___________

Account No.: ___________/___________

14.	Entrusted payment by the Lender: If the payee is clearly identified and the amount of a single payment of the loan proceeds exceeds (currency and amount) RMB Ten Million only, the mode of entrusted payment by the Lender shall be adopted.

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Working Capital Loan Contract

15.	The security providers that provide securities for the debts hereunder and the security contracts include but are not limited to:

☒	Guarantor ___________/___________ Guarantee Contract No. [___________/___________];

☒	Mortgagor ___________/___________ Mortgage Contract No. [___________/___________]:

☒	Pledgor ___________/___________ Pledge Contract No. [___________/___________];

☒	Other security / __________________________________________________ ______________________________________________________________ ______________________________________________________________.

16.	Treatment of default.

Liquidated damages: equal to ____/____ (in words) percent of the loan principal or _____________/_________.
______________________________________________________________________________________

17.	Appendices to this Contract include:

(1)	Drawdown Request.
(2)	______/____.
(3)	______/____.
(4)	______/____.
(5)	______/____.

18.	Other matters agreed upon by the parties.

The parties agree that this credit facility shall be disbursed by Shanghai Pudong Development Bank Ningbo Branch and any of its sub-branches. Any dispute in connection with this Contract shall be submitted to the people’s court in the place where this Contract is signed, i.e., No. 399, Xinqi Minshan Road, Beilun District, Ningbo, for resolution by litigation. __________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________.

19.	This Contract is executed in three (3) originals, with the Borrower holding one (1) original, the Lender holding two (2) originals, and ____/_____ holding ____/_____ original(s), each of which shall be equally authentic.

(End of Part I)

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Working Capital Loan Contract

Part II General Terms and Conditions

Article 1 Loan

1.	The Borrower irrevocably agrees and acknowledges that: the Lender may adjust or add the conditions for disbursement of the loan, or suspend, reduce, or cancel the disbursement of the loan due to any changes in applicable laws, regulations, and policies, or due to restrictions by the government’s macro-monetary policies or financial regulatory policies, or based on market conditions, capital positions and financial costs, its business needs, and the Borrower’s performance capability or financial condition, or due to any other major changes, and notify the Borrower of the same.

2.	The Borrower shall use the loan hereunder for the agreed purposes, and shall not use the loan for any of the following prohibited purposes: dividend distributions to the Borrower’s shareholders or investments in financial assets, fixed assets, or equity interests; production or operation activities prohibited by the state; refinancing liabilities arising from the Borrower’s investments in financial assets, fixed assets, or equity interests; payment of fines; re-depositing as a security deposit; loan-to-deposit conversion; repayment of overdue off-balance-sheet advances; or payment of employee bonuses or other prohibited purposes.

Article 2 Interest Rate and Interest Calculation Method

1.	Unless otherwise specified herein, the interest on the loan hereunder shall be charged from the date of disbursement by the Lender according to the actual drawdown amount and the actual number of days of utilization. The days of utilization include the first day and exclude the last day. Daily interest rate = Monthly interest rate/30, Monthly interest rate = Annual interest rate/12, and Daily interest rate = Annual interest rate/360. However, if the loan is dominated in GBP, HKD, or SGD, the Daily interest rate = Annual interest rate/365.

2.	The Lender shall be entitled to charge default interest on the Borrower’s outstanding principal due (for the purposes of this Contract, the term “due” includes circumstances where the Lender declares the loan immediately due and payable) according to the overdue interest rate agreed herein and the actual number of days past due from the date the principal becomes overdue, until the Borrower pays off the loan principal and interest.

3.	If the Borrower fails to use the loan proceeds for the agreed purposes, the Lender shall be entitled to charge default interest on the misappropriated loan according to the default interest rate for misappropriated loans agreed herein and the actual number of days of misappropriation from the date of misappropriation, until the Borrower pays off the loan principal and interest.

4.	For the interest (including regular interest, default interest on overdue loans, and default interest on misappropriated loans) that the Borrower cannot pay on time, compound interest shall be charged according to the default interest rate for overdue loans and the actual number of days past due from the date the interest becomes overdue.

5.	The interest rate for the loan hereunder shall be calculated by the simple interest method, unless otherwise agreed upon by the parties. For the interest rate calculation method, please refer to the website of the PBC.

6.	Interest rate market paralysis

Upon disbursement of the loan hereunder, if no applicable LPR (applicable to RMB loans) or foreign currency benchmark interest rate is available on the quotation day in the relevant interest period, the Borrower shall negotiate with the Lender to determine an alternative interest rate. If the parties cannot reach an agreement within five (5) banking days after the commencement of the negotiation, the Borrower shall pay off all principal and interest of the loan within thirty (30) banking days from the date on which the parties cannot reach an agreement. If the parties have executed a Supplementary Foreign Currency Interest Rate Agreement or a Foreign Currency Interest Rate Amendment Agreement concurrently with this Contract, the interest rate shall be determined according to the supplementary agreement or amendment agreement.

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Working Capital Loan Contract

Article 3 Drawdown

1.	The Borrower shall meet all of the following conditions prior to the first drawdown:

(1)	The Borrower has submitted a Drawdown Request (see Appendix 1 or Appendix 2 for relevant format), a completed Borrowing (Lending) Voucher, and other supporting documents at the time and in the manner agreed herein.

(2)	This Contract and the relevant security contract (if any) have been executed and remain in full force and effect, and the security interests have been validly created.

(3)	The Borrower has submitted its currently valid business license, articles of association, and financial statements for the most recent period preceding the drawdown date (including but not limited to the annual financial report for the previous year which has been audited by certified public accountants and the financial statements for the current period).

(4)	The Borrower has submitted a loan resolution made by the Borrower’s board of directors/shareholders’ meeting or any other equivalent body, a power of attorney for the authorized representative issued by the legal representative, and the original specimen signatures of the legal representative and the authorized representative.

(5)	The Borrower has opened relevant accounts with the Lender as required by the Lender.

(6)	The Borrower has performed its obligations hereunder, and commits no event of default as specified herein.

(7)	The Borrower has submitted the transaction documents that are compliant with the terms agreed herein, such as the commercial contract.

(8)	The Borrower has fulfilled other conditions precedent (if any) as specified in the credit approval issued by the Lender.

(9)	The Borrower has submitted other documents or fulfilled other conditions as required by the Lender.

2.	Apart from the conditions precedent to the first drawdown, the Borrower shall also meet the following conditions prior to each drawdown:

(1)	The Borrower has submitted a Drawdown Request (see Appendix 1 or Appendix 2 for relevant format), a completed Borrowing (Lending) Voucher, and other supporting documents at the time and in the manner agreed herein.

(2)	The representations and warranties made by the Borrower hereunder remain valid.

(3)	The Borrower has performed its obligations hereunder, and commits no event of default as specified herein.

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Working Capital Loan Contract

(4)	The Borrower has fulfilled other conditions precedent (if any) as specified in the credit approval issued by the Lender.

(5)	The Borrower has submitted other documents or fulfilled other conditions as required by the Lender.

3.	Drawdown

(1)	The Borrower shall draw the loan proceeds on a lump-sum basis or in installments according to the drawdown schedule agreed herein, and submit a Drawdown Request (see Appendix 1 or Appendix 2 for relevant format) to the Lender three (3) banking days prior to each drawdown date to handle the drawdown procedures.

(2)	If the Borrower intends to postpone or otherwise change the drawdown date, it shall obtain consent from the Lender three (3) banking days prior to the scheduled drawdown date, and the Lender may hold the Borrower liable for the interest loss (Interest loss = Interest in the postponed period - Interest calculated at the current deposit rate over the same period) thereby incurred by the Lender.

(3)	If the Borrower requests to cancel all or part of the undrawn loan amount, it shall submit an application to the Lender three (3) banking days prior to the scheduled drawdown date or the termination date of the drawdown period, and may do so after obtaining consent from the Lender.

(4)	If the Borrower neither handles the drawdown procedures nor applies for postponing the drawdown on the scheduled drawdown date or during the agreed drawdown period, the Lender may cancel the undrawn loan amount.

(5)	The Borrower acknowledges that the Lender shall credit the loan proceeds drawn by the Borrower under Article 3 hereof to the special account for working capital loan disbursement (if any) or the general settlement account opened by the Borrower with the Lender.

The Lender may exempt the Borrower from one or more of the foregoing conditions precedent to drawdown, without prejudice to any other rights available to the Lender hereunder.

4.	Emergency drawdown

(1)	If the Borrower has a reasonable emergency drawdown request, it may apply to the Lender for an emergency drawdown by submitting to the Lender a Drawdown Request and/or a Payment Request (see Appendix 1 or Appendix 2 and/or Appendix 3 for relevant formats) at least three (3) banking days prior to the emergency drawdown date. The Lender reserves to right to approve or reject the Borrower’s emergency drawdown request. If the Lender determines through assessment that the risk is under control and approves the request, it may appropriately simplify the supporting documents and procedures required for the entrusted payment.

(2)	The Borrower shall, within one (1) month upon disbursement by the Lender (or such other period as may be required by the Lender), submit to the Lender the supporting documents for entrusted payment, documents demonstrating the use of the loan proceeds, and other documents required by the Lender, and cooperate with the Lender in monitoring the use of the loan proceeds and completing the post-loan review process. The Borrower’s failure to do so shall constitute an event of default and the Lender may take corresponding treatment measures in accordance with this Contract.

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Working Capital Loan Contract

Article 4 Account Opening and Management

1.	At the time of executing this Contract, the Borrower shall have opened a general settlement account and a revenue collection account (see Part I of this Contract for details. The general settlement account and the revenue collection account may be the same account) with the Lender, as well as a special account for working capital loan disbursement (if any. For foreign currency working capital loans, the Borrower shall open a domestic foreign exchange loan account for disbursement and payment of loan proceeds and repayment of loan principal and interest) as agreed upon by the parties. The Borrower agrees to the Lender’s monitoring the aforesaid accounts.

2.	If the Borrower has not opened a special account for working capital loan disbursement, the general settlement account shall be used for accounting for the disbursement and payment of the loan proceeds applied for by the Borrower, provided that the Borrower shall not activate cash pooling and other cash management-related products or functions for the general settlement account which may affect the disbursement and payment of loan proceeds.

If the Borrower has opened a special account for working capital loan disbursement, such special account shall be used for accounting for the disbursement and payment of the loan proceeds applied for by the Borrower, and the interest on the funds in the account shall accrue at the current deposit rate. The Borrower agrees to provide a specimen seal designated by the Lender for the special account for working capital loan disbursement, in addition to the Borrower’s specimen seal already reserved with the Lender. Without the written consent of the Lender, the Borrower shall not change the specimen seals reserved for the special account for working capital loan disbursement. The Borrower shall not activate non-counter payment channels and universal withdrawal functions for the special account for working capital loan disbursement, including but not limited to corporate online banking (professional edition), corporate mobile banking (professional edition), global treasury platform and other cash management clients, as well as telephone banking services.

3.	The Borrower acknowledges that the revenue collection account shall serve as the revenue account and repayment account under this Contract. The Borrower’s income cash flows or overall cash flows shall be credited to the revenue collection account. The Borrower warrants that it will promptly provide the Lender with records of all inflows and outflows in the revenue collection account.

The Borrower warrants that, on each repayment date of principal and interest and within three (3) days prior to the repayment date, the balance of the Borrower’s revenue collection account shall not be less than the corresponding amount of principal and interest then due. The Borrower agrees that, on each repayment date of principal and interest and within three (3) days prior to the repayment date, the Lender shall have the right to restrict or reject the Borrower’s external payments that may result in the balance of the revenue collection account being less than the corresponding amount of principal and interest then due, to ensure that the balance of the revenue collection account is enough to cover the corresponding amount of principal and interest then due.

The Lender has the right to monitor the general settlement account and revenue collection account in real time. In case of any abnormal cash flows in these accounts, the Lender shall have the right to require the Borrower to provide explanations and supporting documents, and to take appropriate measures. The Borrower shall cooperate in this regard.

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Working Capital Loan Contract

Article 5 Payment Supervision

1.	The Borrower agrees that the Lender may monitor and control payments of loan proceeds in the special account for working capital loan disbursement (if any) or the general settlement account by means of entrusted payment by the Lender and direct payment by the Borrower, to ensure that loan proceeds are used for the agreed purposes.

Entrusted payment by the Lender means that the Lender, according to the Borrower’s drawdown request and payment entrustment, credits the loan proceeds, through the Borrower’s account, to the Borrower’s counterparty in a transaction that meets the agreed purposes.

Direct payment by the Borrower means that, after the Lender disburses the loan proceeds to the Borrower’s account according to the Borrower’s drawdown request, the Borrower pays the loan proceeds to its counterparty in a transaction that meets the agreed purposes.

2.	The Borrower agrees that if the Borrower with an average credit standing is newly establishing credit facilities with the Lender, or if the payee is clearly identified and the amount of a single payment of the loan proceeds exceeds the amount agreed herein (see Part I of this Contract), or under any other circumstances deemed necessary by the Lender, the mode of entrusted payment by the Lender shall be adopted.

Under the entrusted payment arrangement, the Lender has the right to review, according to the agreed purposes of the loan, whether the payee, payment amount, and other information specified in the Payment Request submitted by the Borrower are consistent with the applicable commercial contract and other supporting documents. If the Lender approves such request upon review, it shall credit the loan proceeds to the Borrower’s counterparty through the Borrower’s account.

3.	To apply to the Lender for an external payment of the loan proceeds, the Borrower shall submit supporting documents as required by the Lender, including but not limited to:

(1)	documents proving that the purpose of payment complies with the purposes agreed herein;

(2)	a commercial contract and a written document truthfully reflecting the Borrower’s payment obligation; charging policies and standards approved by the competent authority if the payment is necessary but no contract is signed;

(3)	the corresponding invoice or receipt (if such invoice or receipt cannot be obtained at the time of payment, the Borrower shall promptly provide the same after completion of payment);

(4)	a lawful and valid payment voucher; and

(5)	other documents required by the Lender.

The Lender may exempt the Borrower from providing one or more of the aforesaid supporting documents, without prejudice to any other rights available to the Lender hereunder.

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Working Capital Loan Contract

4.	If the Borrower has not opened a special account for working capital loan disbursement, it shall, three (3) banking days prior to the proposed drawdown date, submit a Drawdown Request (see Appendix 1 for relevant format) to the Lender, indicating the payment mode, i.e., the entrusted payment by the Lender or the direct payment by the Borrower. Under the entrusted payment arrangement as approved by the Lender upon review, the Lender shall credit the loan proceeds through the Borrower’s general settlement account to the designated account of the Borrower’s counterparty in a transaction that meets the agreed purposes; under the direct payment arrangement, the Lender shall disburse the corresponding loan proceeds to the Borrower’s general settlement account and then the Borrower shall pay the loan proceeds to the designated account of the Borrower’s counterparty in a transaction that meets the agreed purposes through the normal settlement method. The Borrower acknowledges that the Lender has the right to review whether the relevant documents submitted by the Borrower conform to the payment conditions agreed herein, and to determine the payment mode for the corresponding loan proceeds hereunder.

If the Borrower has opened a special account for working capital loan disbursement, and the mode of entrusted payment by the Lender is adopted, the Borrower shall, three (3) banking days prior to the payment date, submit a Drawdown Request affixed with the Borrower’s specimen seal reserved for the special account for working capital loan disbursement (see Appendix 3 for relevant format) and other supporting documents to the Lender. The Lender has the right to review whether such supporting documents conform to the payment conditions agreed herein. If the Lender approves the request upon review, the Lender shall automatically credit the loan proceeds through its system to the designated account of the Borrower’s counterparty in a transaction that meets the agreed purposes (in case of manual crediting, the Lender shall credit the loan proceeds to such designated account of the Borrower’s counterparty after affixing its specimen seal reserved for the special account for working capital loan disbursement to the payment voucher).

If the Borrower has opened a special account for working capital loan disbursement, and the mode of direct payment by the Borrower is adopted, the Borrower shall, three (3) banking days prior to the payment date, submit a Payment Request (see Appendix 3 for relevant format) and other supporting documents to the Lender. The Lender has the right to review whether such supporting documents conform to the conditions agreed herein. If the Lender approves such request upon review, the Borrower shall complete a payment voucher according to the payment details approved by the Lender (the amount indicated on each consolidated payment voucher shall not exceed the amount of entrusted payment by the Lender as specified herein). Upon review and approval by the Lender, the Lender shall affix its specimen seal reserved for the special account for working capital loan disbursement to the consolidated payment voucher and credit the corresponding loan proceeds to the Borrower’s general settlement account, and then the Borrower shall transfer the loan proceeds from its general settlement account to the designated account of the Borrower’s counterparty in a transaction that meets the agreed purposes through the normal settlement method.

5.	Under the mode of direct payment by the Borrower, the Borrower shall submit to the Lender monthly summary reports on direct payments of loan proceeds. The Lender has the right to verify whether the payments of loan proceeds by the Borrower conform to the agreed purposes and payment mode through account analysis, voucher examination, on-site investigation, and other means.

6.	The Borrower acknowledges that it shall pay the Lender remittance charges incurred from payments of loan proceeds, and the Lender has the right to directly deduct the actual amount of the remittance charges when incurred.

7.	During the disbursement and payment of loan proceeds, if the Borrower falls under any of the following circumstances, the Lender shall have the right to provide additional conditions precedent to the drawdown and the payment for the Borrower, or change the payment mode for the loan proceeds, or stop or suspend the disbursement and payment of the loan proceeds:

(1)	The Borrower’s credit standing has deteriorated.

(2)	The Borrower’s operating and financial conditions have significantly deteriorated.

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Working Capital Loan Contract

(3)	The Borrower misuses the loan proceeds, or fails to pay the loan proceeds as agreed herein, or evades the entrusted payment by the Lender by splitting transactions into smaller amounts in breach of this Contract.

(4)	The Borrower commits any other material default of this Contract.

Article 6 Repayment

1.	The Borrower shall repay the principal and interest of the loan and other expenses payable in full and on time according to the repayment schedule agreed herein. The Borrower hereby irrevocably authorizes the Lender to deduct the aforesaid amounts from its account(s) opened with the Lender on the loan maturity date or when the conditions specified herein are met, to satisfy the Lender’s claims.

2.	If the Borrower intends to prepay the loan, it shall submit a written application to the Lender ten (10) banking days prior to the proposed repayment date and obtain the written consent of the Lender. If the Borrower fails to obtain the prior written consent of the Lender, it shall still repay the principal and interest of the loan according to the agreed term and interest rate.

The Borrower agrees and acknowledges that foreign exchange loans under this Contract generally cannot be prepaid. If the Borrower intends to prepay the loan for some reason, it shall submit a written application to the Lender fifteen (15) banking days prior to the proposed repayment date and obtain the written consent of the Lender. If the Borrower fails to obtain the prior written consent of the Lender, it shall still repay the principal and interest of the loan according to the agreed term and interest rate.

Any prepayment with the consent of the Lender shall be construed as accelerated maturity of the loan. In such case, the Lender also has the right to request the Borrower to pay certain liquidated damages as agreed herein (see Part I of this Contract).

In case of prepayment, the interest shall be calculated according to the actual number of days the loan was outstanding, and be paid together with the principal. The amount of prepaid principal shall not be less than the amount specified in Part I of this Contract. The prepaid principal shall be offset against the outstanding loan principal according to the agreed repayment schedule.

3.	If the Borrower cannot repay the loan as scheduled for a legitimate reason, it shall apply to the Lender for an extension of the term of the loan thirty (30) banking days prior to the scheduled repayment date, and prepare necessary documents to handle the extension procedures. If the loan hereunder is secured by guarantee, mortgage, or pledge, the guarantor, mortgagor, or pledgor shall also issue a written certificate of consent to such extension. The Lender may, in its sole discretion, determine whether to approve such extension. If the Borrower does not apply for an extension or its application is rejected by the Lender, its loan shall be deemed overdue from the date following the maturity date.

4.	The Borrower shall not re-draw any amounts repaid under this loan.

Article 7 Representations and Warranties

The Borrower hereby makes the following representations and warranties to the Lender. Such representations and warranties shall be made at the time of execution of this Contract and remain valid during the term of this Contract.

1.	The Borrower is a legal person or an unincorporated organization duly established under applicable laws, with sound financial systems and repayment capacity, and it has full right to execute and perform this Contract in accordance with the law, and has the ability to fulfill its obligations hereunder in its own name and independently bear civil liabilities.

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2.	The Borrower has the right to execute this Contract, and has obtained all necessary authorizations and approvals from the shareholders’ meeting, the board of directors, or other governing body to execute this Contract and perform its obligations hereunder. All terms and conditions contained herein reflect the true intent of the Borrower and are legally binding upon the Borrower.

3.	The execution and performance of this Contract does not violate the laws binding upon the Borrower (for the purposes of this Contract, laws referred to herein shall include the laws, regulations, rules, local regulations, and judicial interpretations binding upon the Borrower, the same below), or the relevant documents, judgments, and awards of the competent authorities, nor conflicts with the Borrower’s articles of association or any contracts, agreements, or other obligations to which the Borrower is a party or by which it is bound.

4.	The Borrower warrants that all financial statements (if any) issued by it comply with applicable laws and have truthfully, completely, and impartially reflected the financial condition of the Borrower.

5.	The Borrower will abide by the good faith principle during the execution and performance of this Contract, and all materials, documents, and information on the Borrower and its security providers (including but not limited to business licenses, project approval documents, feasibility study reports, self-raised capital availability certificates, and financial statements) that it provides to the Lender are true, valid, accurate, and complete without any concealed information or omission.

6.	The Borrower warrants that it will complete necessary filing, registration, or other procedures to make this Contract valid and lawfully performed.

7.	There is no material adverse change in the Borrower’s operating and financial conditions since the issuance of the most recent audited financial statements.

8.	The Borrower warrants that it will strictly observe legal provisions in business activities, carry out business activities in strict accordance with the business scope specified in the Borrower’s business license or approved according to law, go through the procedures for annual registration renewal on time, and engage in production and operations in a lawful and rule-conforming manner; and that it has the ability to continue as a going concern and has legal sources of repayment.

9.	The Borrower warrants that it will not waive any claims due, nor will it dispose of its existing main assets free of charge or in any other inappropriate way.

10.	The Borrower has disclosed to the Lender the facts and conditions (including but not limited to the operating condition, financial condition, and external security) that it knows or should know, and is critical for the Lender to determine whether to grant the loan hereunder.

11.	The Borrower warrants that it is in good credit standing without any major adverse records.

12.	The Borrower warrants that there is no other circumstance or event that causes or may cause any material adverse effect on the Borrower’s ability to perform this Contract.

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Article 8 Agreed Matters

The Borrower and the Lender agree as follows:

1.	The Borrower warrants that it will engage in operations in accordance with the law and use the loan proceeds solely for the agreed purposes. The Borrower shall regularly provide financial and accounting information, including monthly and annual financial statements, as required by the Lender, and actively cooperate with the Lender in monitoring the payment and use of loan proceeds and the Borrower’s operating and financial conditions. The Lender may inspect and monitor the payment and use of loan proceeds at any time in any way.

2.	The Borrower shall repay the principal and interest of the loan hereunder according to the time, amount, currency, and interest rate as specified in this Contract, applications, and the Borrowing (Lending) Voucher.

3.	The Borrower warrants that once any event that suffices to have a material adverse effect on any security provider’s financial condition or ability to perform the security obligations occurs or will occur, the Borrower will promptly provide additional security acceptable to the Lender.

4.	The Borrower undertakes that, without prior notice to and written consent of the Lender, it shall not:

(1)	transfer (including forms of sale, gift, debt payment, and exchange), mortgage, pledge, or otherwise dispose of all or part of its major assets;

(2)	undergo or be subject to contracting, joint operation, change in its actual controller or major shareholder, shareholding reform, combination (merger), joint venture (cooperation), division, equity transfer, establishment of subsidiaries, transfer of property rights, reduction of capital, restructuring, suspension of business, shutdown, closure of business, winding-up and rectification, dissolution, application for bankruptcy, reorganization, as well as other major events or similar legal proceedings that may affect its solvency, such as external investments or substantial increase in debt financing, or other behaviors that may affect its solvency;

(3)	provide any external security that may affect its financial condition, solvency, or ability to perform its obligations hereunder;

(4)	pay off other long-term debts in advance, which may have a material adverse effect on the Borrower’s ability to perform its obligations hereunder; or

(5)	sign any contract/agreement or assume any obligation that has a material adverse effect on the Borrower’s ability to perform its obligations hereunder.

5.	The Borrower undertakes that, if any of the following events occurs, the Borrower will immediately notify the Lender on the date of occurrence of such event, and serve the original notice (with official seal) to the Lender within five (5) banking days from the date of occurrence:

(1)	The representations and warranties made by the Borrower hereunder become untrue, inaccurate, or invalid due to occurrence of any event.

(2)	The Borrower or any of its controlling shareholders, actual controllers, or related persons is involved in any lawsuit or arbitration, or has its assets detained, seized, frozen, enforced, liened, or subjected to any other measures with equivalent legal effect; or its legal representative/principal is involved in any lawsuit, arbitration, or other enforcement measures.

(3)	There is any change in the Borrower’s legal representative or authorized representative, principal, chief financial officer, mailing address, company name, office address, or other matters.

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(4)	The Borrower is subject to restructuring or bankruptcy proceedings petitioned by any other creditor or is canceled by the competent authority.

(5)	Any other material adverse event that suffices to affect the Borrower’s solvency occurs.

6.	The Borrower warrants that it will not prioritize the repayment of other debts in violation of the normal repayment order, and it does not and will not execute any contract or agreement that will place the loan hereunder in a subordinate position.

7.	The Borrower shall repay the principal and interest of the loan hereunder in the same currency as far as possible. If the Borrower repays the debts in a different currency, it shall exchange, or authorize the Lender to exchange, the money in a different currency into the loan currency in the way specified in the “Provisions on Deduction” clause of this Contract to pay off the outstanding principal and interest, and bear the charges incurred therefrom. If the security provider repays the debts in a different currency for the Borrower, the “Provisions on Deduction” clause in the security contract shall apply, with the Borrower bearing the charges arising therefrom.

8.	If the security provided hereunder falls under any specific circumstance or undergoes any specific change, the Borrower shall promptly provide additional security acceptable to the Lender as required by the Lender. Such specific circumstance or specific change shall include but not be limited to: the security provider’s suspension of production, discontinuation of business, dissolution, suspension of business for rectification, having its business license revoked or canceled, application or being applied for restructuring or bankruptcy, or undergoing any major change in its business or financial condition, or having its security provider or legal representative, or any of its directors, supervisors, or key management personnel involved in any major litigation or arbitration case, or undergoing (possible) value depreciation of the collateral or being subject to seizure or other property preservation measures, or the security provider’s breach of the security contract or request for early termination of the security contract.

9.	The Lender has the right to conduct on-site and off-site due diligence on the Borrower and post-loan supervision and inspection on the Borrower’s operating condition, financial condition, external security, use of the loan proceeds, repayment, etc. The Borrower is obligated to actively cooperate with the Lender on loan payment management, post-loan management, and relevant supervision and inspections.

10.	The Lender has the right to accelerate the maturity of the loan hereunder according to the Borrower’s collection of revenue, and the Borrower undertakes to unconditionally cooperate.

11.	Special provisions on group client (applicable to group clients). If the Borrower is a group client, the Borrower hereby undertakes that:

(1)	The Borrower shall promptly report any related-party transaction amounting to more than 10% of the actual credit recipient’s net assets, including: (1) the relationship of the parties to such transaction; (2) the profile and nature of the transaction; (3) the transaction amount and its percentage to net assets; and (4) the pricing policy (including transactions to which no amounts or nominal amounts are ascribed).

(2)	If the actual credit recipient involves any of the following circumstances, the Borrower shall be deemed to have committed an event of default hereunder, and the Lender shall have the right to unilaterally decide to cancel any undrawn credit facility of the Borrower, and recover part or all of the drawn credit facility or require the Borrower to increase the margin to 100%: (1) the actual credit recipient provides any false information or conceals any material operating or financial facts; (2) changes the original purpose of the credit facility without the consent of the Lender, misappropriates the credit facility, or uses it for illegal or unauthorized transactions; (3) fraudulently obtains bank loans or facilities by discounting or pledging notes receivable, accounts receivable, or other claims which are not trade-related and are based on false contracts with its related parties; (4) refuses to accept supervision and inspection by the Lender on the use of the credit proceeds and related business and financial activities; (5) undergoes any major merger, acquisition, or restructuring, which the Lender believes may affect the security of the credit facility; or (6) intends to evade debt obligations to the bank through related-party transactions.

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12.	Special warranties, undertakings, and agreements on green credit facilities (applicable to borrowers whose construction, production, and business activities may seriously change the original environmental conditions with adverse environmental and social impacts that are difficult to mitigate, such as nuclear power plants, large hydropower stations, water conservancy projects, and resource extraction projects, and borrowers whose construction, production, and business activities will generate adverse environmental or social consequences that can be more readily mitigated through remediation measures, such as petroleum processing, coking, and nuclear fuel processing projects, and chemical raw materials and products manufacturing projects):

(1)	The Borrower undertakes to submit environmental, social, and governance (ESG) risk reports to the Lender, and represents and warrants that it will strengthen ESG risk management, including: (1) ensuring that its internal management documents related to ESG risks are in compliance with laws and regulations and have been effectively implemented; and (2) ensuring that it is not involved in any major litigation case related to ESG risks.

(2)	The Borrower undertakes to accept the supervision by the Lender and strengthen ESG risk management, including: (1) ensuring all behaviors and activities related to ESG risks conform to relevant rules; (2) establishing and improving internal management systems related to ESG risks, specifying the responsibilities, obligations, and punitive measures for relevant responsible persons of the Borrower; (3) establishing and improving emergency response mechanisms and measures related to ESG risks; (4) establishing a dedicated department and/or appointing dedicated persons to be responsible for matters related to ESG risks; (5) cooperating with the Lender or its designated third party to assess and inspect the ESG risks of the Borrower; (6) giving appropriate responses to or taking other necessary actions for strong questioning from the public or other stakeholders about the Borrower’s ESG risks; (7) supervising the Borrower’s critical related parties to strengthen management to prevent the transmission of their ESG risks to the Borrower; and (8) performing other matters that the Lender deems related to the control of ESG risks.

(3)	The Borrower undertakes to promptly and fully report to the Lender of: (1) all permits, approvals, and licenses related to ESG risks required in the process of project commencement, construction, operation, and shutdown; (2) the assessment and inspection of the Borrower’s ESG risks performed by the ESG risk regulatory authority or any agency approved by it; (3) the construction and operation of supporting environmental facilities; (4) the discharge of pollutants and their compliance with standards; (5) the safety and health conditions of employees; (6) major complaints and protests filed by neighboring communities against the Borrower; (7) major environmental and social claims; and (8) other major issues that the Lender deems related to ESG risks.

(4)	The Borrower shall be deemed to have committed an event of default hereunder if the Borrower or the actual credit recipient: (1) fails to effectively implement the Borrower’s representations, warranties, and undertakings related to ESG risk management; (2) is punished by the competent governmental authority due to poor ESG risk management; (3) is strongly questioned by the public and/or media due to poor ESG risk management; or (4) commits any other event of default related to ESG risk management as agreed upon by the Lender and Borrower, including the event of cross-default.

If the Borrower commits any of the aforesaid events of default, the Lender may unilaterally decide to: (1) revoke any credit granting commitments that have been made; (2) suspend the disbursement of loans until the Borrower has taken remedies to the satisfaction of the Lender; (3) recover any disbursed loans in advance; (4) exercise relevant mortgage and pledge rights and other punitive measures in advance if the loan cannot be repaid; and (5) take other punitive measures agreed upon by the Lender and the Borrower.

13.	The Borrower undertakes not to incur any new implicit local government debt in violation of regulations. Otherwise, the Lender may immediately suspend/terminate the Borrower’s drawdown and declare all or part of the disbursed loans immediately due and payable. In addition, the Lender has the right to report the relevant situation to the competent regulatory authority.

14.	Anti-money Laundering The Borrower acknowledges and agrees that the Lender has the right to assess the money laundering risk of the transaction contemplated hereunder in accordance with applicable anti-money laundering laws and regulations and its internal management requirements. If the Borrower violates the Lender’s anti-money laundering management regulations or if the Lender has reasonable reason to suspect that the Borrower and/or the transaction contemplated hereunder are involved in money laundering, sanctions, financing of terrorism, proliferation financing of weapons of mass destruction, export controls, tax evasion, or other violations of laws and regulations as defined by the United Nations Security Council, the Financial Action Task Force, China, the United States, the European Union, the United Kingdom, Singapore, or other international organizations or countries, the Lender shall have the right to take necessary control measures in accordance with the anti-money laundering regulations of the PBC and its internal management regulations. In addition, the Lender has the right to directly restrict or suspend all or part of the business hereunder without notice to the Borrower, declare the accelerated maturity of the loan, and terminate this Contract without any liability, and to hold the Borrower liable for all losses thereby suffered by the Lender.

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15.	The Borrower agrees and irrevocably authorizes that: the Lender shall, in accordance with the Regulations on the Administration of Credit Information Industry and other credit-related laws and regulations and regulatory requirements, as well as the information collection requirements of the Basic Financial Credit Information Database established by the state, have the right to provide the information on all contracts/agreements/commitments signed between the Borrower and the Lender, including the information on the performance of all such contracts/agreements/commitments and the basic enterprise information and other information provided by the Borrower, to the Basic Financial Credit Information Database for inquiry and use by qualified entities; and the Lender shall also have the right to inquire and use the Borrower’s credit information that has been included in the Basic Financial Credit Information Database. Such authorization shall cover all aspects of the necessary management conducted by the Lender over the business under this Contract before and after the execution of this Contract, and shall become null and void upon the actual termination of this Contract.

16.	The Borrower hereby acknowledges that it has fully understood and been aware of the Lender’s opposition to employees’ seeking any form of interests by taking advantage of their positions, and undertakes that it will avoid the occurrence of such circumstance based on the principles of integrity and fairness, and will not privately provide any form of kickbacks, cash gifts, securities, valuables, rewards, reimbursement of private costs, private tours, high-consumption entertainments, or other improper interests to the Lender’s employees.

Article 9 Provisions on Deduction

1.	The Borrower hereby agrees that, when any debt related to the loan hereunder is due and payable, the Lender shall have the right to directly deduct the corresponding amount from the revenue collection account opened by the Borrower with Shanghai Pudong Development Bank Co., Ltd. (“SPDB”) to repay such debt. If the balance of the revenue collection account is insufficient to pay off the debt, the Lender shall have the right to deduct the insufficient portion from any other bank account opened by the Borrower with SPDB branches.

2.	The Lender has the right to use the amount deducted to pay off the principal and interest of the loan or other expenses payable. If several outstanding claims become due simultaneously, the Lender may determine the order for paying off the claims.

3.	If the currency of the amount deducted hereunder is inconsistent with that of the debt to be paid off, the following provisions shall apply:

(1)	If the loan is denominated in RMB, the deducted amount shall be converted into RMB at the applicable buying exchange rate for the currency of the deducted amount against RMB as published by the Lender at the time of deduction before it is used to pay off the principal and interest of the loan.

(2)	If the loan is denominated in a non-RMB currency and the deducted amount is denominated in RMB, such RMB amount shall be converted into the loan currency at the applicable selling exchange rate for the loan currency against RMB as published by the Lender at the time of deduction before it is used to pay off the principal and interest of the loan.

(3)	If the loan currency and the currency of the deducted amount are non-RMB and different, the deducted amount shall first be converted into RMB at the applicable buying exchange rate for the currency of the deducted amount against RMB as published by the Lender at the time of deduction and then such RMB amount shall be converted into the loan currency at the applicable selling exchange rate for the loan currency against RMB as published by the Lender on the same day before it is used to pay off the principal and interest of the loan.

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Article 10 Certificate of Claims

The Lender shall maintain accounting records related to the business activities hereunder in its accounting books in accordance with its business operating practices, to prove the loan amount granted by the Lender. The Borrower acknowledges that the valid vouchers of the claims hereunder shall be subject to the accounting vouchers issued and recorded by the Lender according to its business regulations or other valid supporting documents.

Article 11 Address for Service

1.	The Lender acknowledges that the address first set forth above is its valid address for service, and any notice to be served by the Borrower on the Lender hereunder by personal service or mail shall be sent to the Lender’s address first set forth above, until the Lender announces a change of such address. The Borrower agrees that all notices that it sends to the Lender shall be deemed to have been served upon actual receipt by the Lender.

2.	The Borrower acknowledges that the address, fax, email address, and other service information first set forth above shall be its valid mailing or electronic address for service. Non-litigation notices and documents hereunder, and letters, court summons, notices, judgement documents, or other legal documents sent to the Borrower in the process of any litigation arising out of this Contract (including the first instance, second instance, retrial, or any other litigation proceedings and enforcement proceedings) shall be deemed to have been served on the Borrower after they are sent, by mail, fax, email, or otherwise, to the Borrower’s mailing or electronic address for service first set forth above, with the specific date of service being subject to relevant provisions of the Civil Procedure Law of the People’s Republic of China. Unless a prior notice is sent to the Lender, any change to the above mailing or electronic address for service shall have no legal effect, and the address for service confirmed hereunder shall still be deemed as the valid address for service.

Article 12 Event of Default and Treatment

1.	Event of default

Any of the following events shall constitute a default on the part of the Borrower:

(1)	Any representations and warranties made by the Borrower hereunder, or any notice, authorization, approval, consent, certificate, and other documents given or made by the Borrower under or in connection with this Contract are inaccurate or misleading at the time of being given or made, or have been proven to be inaccurate or misleading, or have been proven to be void or canceled or have no legal effect.

(2)	The Borrower fails to perform and comply with its obligations and commitments under this Contract.

(3)	The Borrower commits any major event of cross-default, including but not limited to default of any other loan contracts or agreements entered into by the Borrower; or default in repayment of any outstanding debts due under other loan contracts or agreements entered into by the Borrower.

(4)	The Borrower’s investor withdraws capital, transfers assets, or transfers the equity without permission.

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(5)	The security provider has lost or will lose the ability to provide security for the loan, or disposes of the collateral without authorization or creates duplicate security interests in the collateral in breach of the security document executed by it.

(6)	The Borrower suspends business, discontinues production, closes business, suspends business for rectification, or is reorganized, liquidated, placed in receivership or conservatorship, or dissolved, or has its business license revoked or canceled, or goes bankrupt.

(7)	The Borrower or its security provider encounters deterioration in credit standing or major operational difficulties, or an event or circumstance which has an adverse effect on the normal operations, financial condition, or solvency of the Borrower or its security provider occurs.

(8)	The Borrower or any of its controlling shareholders, actual controllers, or related persons is involved in any major lawsuit or arbitration, or has its major assets detained, seized, frozen, enforced, or subjected to any other measures with equivalent legal effect; or its legal representative/principal or any of its directors, supervisors, or senior management is involved in any lawsuit, arbitration, or other enforcement measures that have an adverse effect on the Borrower’s solvency.

(9)	The Borrower fails to pay off the principal and interest of the loan as scheduled or to use the loan for the agreed purposes.

(10)	The Borrower fails to use the loan proceeds for payment in the agreed manner.

(11)	The documents and materials that the Borrower submits to the Lender for applying for the loan hereunder contain invalid, untrue, false, or misleading information.

(12)	The Borrower fails to meet or exceeds the financial indicator constraints agreed herein.

(13)	On any repayment date of principal and interest hereunder and within three (3) days prior to the repayment date, the balance of the Borrower’s revenue collection account is less than the corresponding amount of principal and interest then due.

(14)	The capital flows in the general settlement account/revenue collection account is abnormal.

(15)	The Borrower is suspected of being involved in illegal activities such as money laundering, sanctions, financing of terrorism, proliferation financing of weapons of mass destruction, export controls, or tax evasion.

(16)	The Borrower incurs new implicit local government debts in violation of regulations.

(17)	The Borrower commits any other acts in breach of this Contract that prevent the normal performance of this Contract, violates applicable regulatory policies or the Lender’s management regulations, or otherwise damages the legitimate interests of the Lender.

(18)	The Borrower commits any other default agreed herein.

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2.	Treatment of default

(1)	If one or more of the preceding events of default occurs, the Lender may take one or more of the following measures as appropriate:

(1)	require the Borrower to correct or remedy the default within a specified time limit;

(2)	reduce the credit line, decrease the loan amount, cancel the undrawn portion of the loan, and suspend or terminate the disbursement or payment of any undrawn loan amounts of the Borrower;

(3)	declare all or part of the loan principal under this Contract immediately due and payable, request immediate repayment of all or part of the loan and settlement of outstanding interest, and press for payment against the Borrower or the security provider through all necessary means;

(4)	charge default interest on overdue loans and misappropriated loans, and charge compound interest thereon;

(5)	adjust the loan interest rate;

(6)	deduct the relevant amount from any bank account opened by the Borrower with SPDB branches;

(7)	provide additional conditions precedent to the disbursement and payment for the Borrower, or change the payment mode for the loan proceeds;

(8)	require the Borrower to provide additional security acceptable to the Lender; and/or

(9)	take other necessary measures provided by laws and hold the Borrower legally liable.

(2)	Apart from the foregoing measures, the Lender may hold the Borrower liable for breach of contract and require the Borrower to pay liquidated damages (see Part I of this Contract for calculation of liquidated damages). If the liquidated damages are insufficient to cover losses thereby suffered by the Lender, the Borrower shall indemnify the Lender for all resulting losses.

(3)	If the Borrower fails to pay off the principal and interest as scheduled, it shall also bear all expenses incurred by the Lender in exercising its claims and security rights, including but not limited to debt collection costs, litigation costs, attorney fees, travel expenses, and other expenses payable.

Article 13 Entry into Force, Modification, and Termination

1.	This Contract shall enter into force after it is signed (or stamped) by the Borrower’s legal representative or authorized representative and affixed with its official seal, and signed (or stamped) by the Lender’s legal representative (principal) or authorized representative and affixed with its official seal (or contract seal), and shall expire after all claims hereunder are paid off.

2.	Upon the entry into force of this Contract, neither party hereto may modify or terminate this Contract early without the other party’s consent. Any modification or termination of this Contract shall be subject to a written agreement entered into by the parties through negotiation.

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Article 14 Miscellaneous

1.	Definitions

(1)	For the purposes of this Contract, “all claims” refers to the principal and interest of the loan, liquidated damages, and other expenses incurred in exercising the claims.

(2)	For the purposes of this Contract, “interest” refers to the interest, default interest, and compound interest.

(3)	For the purposes of this Contract, “banking day” refers to any day on which the Lender is normally open for corporate business at its domicile, excluding Saturdays and Sundays (except those on which the Lender is open for business due to any adjustment of holidays) or other legal holidays.

2.	Governing laws

This Contract shall be governed by and construed in accordance with the laws of the People’s Republic of China (for the purposes of this Contract, excluding the laws of the Hong Kong Special Administrative Region, the Macao Special Administrative Region, and Taiwan).

3.	Dispute resolution

Any dispute arising out of or in connection with this Contract shall be resolved by the parties through friendly negotiation. If no agreement is reached through negotiation, either party may file a lawsuit with the people’s court in the place where the Lender is located. In the course of dispute resolution, the parties shall continue to perform this Contract except for matters in dispute.

4.	Personal information protection

Either party hereto undertakes to the other party that it has obtained the authorization of its personnel (including its legal representative and authorized representative) before providing the information on such personnel to the other party for the purposes of execution and performance of this Contract. The parties undertake that they will process the relevant personal information solely for the purposes of execution and performance of this Contract, and fulfill the relevant obligations in accordance with the Personal Information Protection Law of the People’s Republic of China.

5.	Miscellaneous

(1)	For matters not covered herein, the parties may enter into supplementary provisions in Part I hereof, or separately execute a written agreement as an appendix hereto. Appendices hereto (see Part I of this Contract) constitute an integral part of this Contract and shall have the same legal effect as the main body of this Contract.

(2)	During the term of this Contract, any inaction or delayed action by the Lender to any breach of this Contract or other behaviors of the Borrower shall not prejudice, affect, or limit any right or interest available to the Lender as a creditor under laws or this Contract, or operate as the Lender’s recognition of the Borrower’s breach of this Contract, or be construed as the Lender’s waiver of its right to take any action against the current or future breach of this Contract by the Borrower.

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(3)	The invalidity of any provision of this Contract shall not affect the validity of the remaining provisions hereof. If this Contract becomes invalid for any reason whatsoever, the Borrower is still obligated to pay off all debts owed to the Lender hereunder. In such case, the Lender has the right to immediately terminate this Contract and recover all debts owed by the Borrower hereunder.

(4)	The Lender may assign all or part of its rights and/or obligations hereunder and in such case, the assignee shall enjoy and/or assume the same rights and/or obligations to the Borrower as if it were a party hereto. The Borrower shall assume responsibility to the assignee under this Contract after receiving a notice of assignment of claims from the Lender.

(5)	Unless otherwise noted herein, the relevant terms and expressions used in the appendices hereto shall have the same meanings ascribed to them in this Contract.

(6)	Headings used herein are for convenience only, and shall not be used as the basis for interpretation of the content under such headings.

(The remainder of this page is intentionally left blank.)

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(Signature page to follow)

This Contract is executed by the Borrower and the Lender on July 18, 2025. The Borrower acknowledges that, at the time of executing this Contract, the parties have explained and discussed all terms and conditions contained herein in detail, and the parties have no doubts about all terms and conditions contained herein, and both have an accurate understanding of the legal implications of the clauses concerning the parties’ rights and obligations and the limitation and exclusion of liability.

Borrower (Official seal) GLOBAL Technology, Inc.	Lender (Official seal or contract seal) Shanghai Pudong Development Bank Co., Ltd. Ningbo Branch
Legal Representative or Authorized Representative (Signature or seal) Lin, Chih-Hsiang	Legal Representative/Principal or Authorized Representative (Signature or seal) Zhu xiaopeng

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Appendix 1:

Drawdown Request under the Working Capital Loan Contract

(Applicable if no special account for working capital loan disbursement is opened)

No.:

To: Shanghai Pudong Development Bank Co., Ltd. Ningbo Branch

WHEREAS, our Company entered into a Working Capital Loan Contract (No.: [ xxxxxxxxxxxxxx ]) with your esteemed Bank on July 18, 2025 (hereinafter referred to as the “Loan Contract”). In accordance with the drawdown schedule specified in the Loan Contract, we plan to make the first drawdown amounting to RMB (currency) Eighty-Two Million only (in words) on July 18, 2025.

In accordance with the Loan Contract, such amount shall be paid to the general settlement account opened by the Borrower with Shanghai Pudong Development Bank Co., Ltd., with the account name being “GLOBAL Technology, Inc.” and the account number being xxxxxxxxxxxxxxxxxxxx.

We hereby acknowledge that, as of the date this Drawdown Request is sent, our Company has not been involved in any event or circumstance that constitutes an event of default under the Loan Contract. We further acknowledge that our Company has implemented all representations, warranties, and undertakings as specified in the Loan Contract, and has met all applicable conditions precedent as specified therein.

We hereby request the Bank to disburse the loan proceeds applied for by us according to the method set forth in the following item (III):

(I)	Full entrusted payment by the Lender:

(1)	We have submitted to the Bank the following documents as required in the Loan Contract:

☒	A commercial contract and a written document truthfully reflecting the Borrower’s payment obligation and the purposes of the loan;

☒	The corresponding invoice or receipt (if such invoice or receipt cannot be obtained at the time of payment, the Borrower shall promptly provide the same after completion of payment);

☒	A lawful and valid payment voucher; and

☒	Other ____________________________.

☒	We undertake that, in case of an emergency drawdown, we shall, within one (1) month after the disbursement, submit the relevant documents as required by the Bank. Failure to do so shall constitute a default by us, and the Bank shall have the right to take measures in accordance with the Loan Contract. (Applicable in case of emergency drawdowns)

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Working Capital Loan Contract

(2)	If the Bank approves the request upon review in accordance with the Loan Contract, the Bank shall credit the loan principal to the following bank account of our transaction counterparty according to the following requirements on _______/________(MM/DD/YYYYY):

No.	Amount	Account Name	Bank Name	Account No.

(II)	Full direct payment by the Borrower:

We have submitted to the Bank the following documents as required in the Loan Contract:

☒	A commercial contract and a written document truthfully reflecting the Borrower’s payment obligation and the purposes of the loan;

☒	Description of payment details: _____________/________________;

☒	Other: ____________________________/___________________________.

(III)	Partial entrusted payment by the Lender and partial direct payment by the Borrower:

(1)	In the loan principal to be drawn, the amount of entrusted payment by the Lender is: RMB Sixty-Two Million only; and the amount of direct payment by the Borrower is: RMB Twenty Million only.

(2)	We have submitted to the Bank the following documents as required in the Loan Contract:

☑	A commercial contract and a written document truthfully reflecting the Borrower’s payment obligation and the purposes of the loan;

☒	The corresponding invoice or receipt (if such invoice or receipt cannot be obtained at the time of payment, the Borrower shall promptly provide the same after completion of payment);

☒	A lawful and valid payment voucher; and

☒	Description of payment details;

☒	Other ____________________________.

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Working Capital Loan Contract

☒ We undertake that, in case of an emergency drawdown, we shall, within one (1) month after the disbursement, submit the relevant documents as required by the Bank. Failure to do so shall constitute a default by us, and the Bank shall have the right to take measures in accordance with the Loan Contract. (Applicable in case of emergency drawdowns)

(3)	If the Bank approves the request upon review in accordance with the Loan Contract, the Bank shall credit the amount of entrusted payment by the Lender to the following bank account of our transaction counterparty according to the following requirements on July 18, 2025:

No.	Amount	Account Name	Bank Name	Account No.
1.	RMB Sixty-Two Million only	GLOBAL Technology, Inc.	China Zheshang Bank Co., Ltd. Ningbo Branch Banking Department	xxxxxxxxxxxxxxxxxxxxxx

We hereby acknowledge that the payment mode for the above loan proceeds shall be reviewed and confirmed by the Bank, and the Bank has the right to review and adjust the payment mode pursuant to the Loan Contract.

We kindly request your approval.

Applicant: GLOBAL Technology, Inc. (Official seal)

Legal Representative or Authorized Representative: Lin, Chih-Hsiang (Signature or seal)

July 18, 2025

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